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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                              Best Software, Inc.
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             Exact Name of Registrant as Specified in Its Charter)



Virginia                                        54-1222526
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(State of Incorporation                         (IRS Employer
or Organization)                                Identification no.)


              11413 Isaac Newton Square, Reston, Virginia   20190
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(Address of Principal Executive Offices)                             (Zip Code)


If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box.

                                      [  ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A(c)(2), please check the following box.

                                      [  ]

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      None

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                           Common Stock, no par value
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                                (Title of class)



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Item 1:     Description of Registrant's Securities to be Registered.

            The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, no par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-33275) filed with the Securities and Exchange Commission on August 8, 1997 (the "Registration Statement on Form S-1"), is incorporated herein by reference.


Item 2:     Exhibits.

            The following exhibits are filed herewith (or incorporated by reference as indicated below):

            3.1 Amended and Restated Articles of Incorporation, as amended, incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1.

            3.2 Form of Articles of Amendment of Articles of Incorporation, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1.

            3.3   Form of Second Amended and Restated Articles of
                  Incorporation; incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1.

            3.4 Amended and Restated By-laws of the Registrant; incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1.

           10.1 Consolidating Registration Rights; incorporated herein by reference to Exhibit 10.12 to the Registrant's Registration Statement on Form S-1.

           10.2 Shareholders Voting Agreement; incorporated herein by reference to Exhibit 10.18 to the Registrant's Registration Statement on Form S-1.


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                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        BEST SOFTWARE, INC.


                                        By:  /s/ TIMOTHY A. DAVENPORT
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                                             Timothy A. Davenport
                                             President and Chief Executive
                                                Officer


September 23, 1997